                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                            Noble International, Ltd.
             (Exact name of registrant as specified in its charter)

           Michigan                                       38-3139487
--------------------------------              ---------------------------------
   (State of incorporation                            (I.R.S. Employer
        or organization)                             Identification No.)



33 Bloomfield Hills Parkway,                                48304
Suite 155                                     ---------------------------------
Bloomfield Hills, Michigan                                (Zip Code)
--------------------------------
(Address of principal
executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                      Name of each exchange on which
      to be so registered                      each class is to be registered

   Common Stock, no par value                   American Stock Exchange, Inc.
---------------------------------             ---------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. /x/

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. / /

Securities Act registration statement file number to which this form relates:
   333-27149
--------------- (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                     N/A
-------------------------------------------------------------------------------
                               (Title of class)

                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

     For a full description of the common stock, no par value ("Common
Stock") being registered hereby, reference is made to the information appearing under the caption "Description of Capital Stock" in the Preliminary Prospectus dated November 6, 1997 contained in Amendment No. 3 to the Registrant's Registration Statement on Form S-1 (Registration No. 333-27149) which is incorporated herein by reference.

Item 2. Exhibits.

     The Common Stock is to be listed on the American Stock Exchange, Inc. ("AMEX"). Pursuant to Instruction II as to exhibits, the following exhibits are included with each copy of this registration statement to be filed with the AMEX.

Exhibit No.                       Exhibit

    1.            Amendment No. 3 to the Registrant's Registration
                  Statement on Form S-1 (Registration No. 333-27149) as filed with the Commission on November 6, 1997.

    2.            None.

    3.            None.

    4.1           Articles of Incorporation of the Registrant, as amended.

    4.2           Bylaws of the Registrant, as amended.

    5.            Specimen of Common Stock Certificate.

    6.            None

                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     NOBLE INTERNATIONAL, LTD.

Date: November 6, 1997               By: /s/ Michael C. Azar
                                         ------------------------------------
                                                  Michael C. Azar,
                                           Secretary and General Counsel

                                     -1-